UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2018

INGREDION INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois		60154-5749
(Address of Principal Executive Offices)		(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On July 12, 2018, Ingredion Incorporated (the “Company”) issued a press release announcing its expectation that its earnings per share for the quarter ended June 30, 2018 were $1.51 to $1.59 (the “Press Release”). A copy of the Company’s Press Release is being furnished as Exhibit 99 and hereby incorporated by reference.

The information contained in Item 2.02 of this report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On July 11, 2018, the Board of Directors authorized the cessation of wet-milling at the Stockton, CA plant and the establishment of a shipping distribution station at that facility by the end of 2018, as part of its Cost Smart program described in the Press Release. We expect the cessation of wet-milling at the Stockton plant to result in up to $53 million of pre-tax restructuring-related charges in 2018. We expect fixed asset accelerated depreciation of $38 million and mechanical stores write-downs of up to $8 million to be incurred in the third and fourth quarters of 2018 as the manufacturing operations are wound down. Additionally, estimated pre-tax, employee-related severance and other restructuring costs associated with the closure are estimated to be $7 million, including employee-related severance of $3 million and other closing costs of $4 million. The employee-related severance and other restructuring costs represent cash expenditures.

Item 2.06 Material Impairments.

See Item 2.05 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press release dated July 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGREDION INCORPORATED

Date: July 12, 2018	By:	/s/ James D. Gray
James D. Gray
Executive Vice President and Chief Financial Officer

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